BRITISH COLUMBIA
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Ministry of Finance
BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: December 2, 2009 03:26 PM Pacific Time

Incorporation Number: **BC0509287**

Recognition Date: Incorporated on December 1, 1995

NOTICE OF ARTICLES

Name of Company:

PNI DIGITAL MEDIA INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
#590 - 425 CARRALL ST.
VANCOUVER BC V6B 6E3
CANADA

Delivery Address:
#590 - 425 CARRALL ST.
VANCOUVER BC V6B 6E3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
#590 - 425 CARRALL ST.
VANCOUVER BC V6B 6E3
CANADA

Delivery Address:
#590 - 425 CARRALL ST.
VANCOUVER BC V6B 6E3
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
FITZGERALD, PETER D.

Mailing Address:	Delivery Address:
THE RIDGE,SHOOTERSWAY BERKHAMSTEAD HERTS HP4 3NJ UK	THE RIDGE,SHOOTERSWAY BERKHAMSTEAD HERTS HP4 3NJ UK

Last Name, First Name, Middle Name:
KENT, CORY

Mailing Address:	Delivery Address:
1055 WEST GEORGIA STREET SUITE 1500 VANCOUVER BC V6C 4N7 CANADA	1055 WEST GEORGIA STREET SUITE 1500 VANCOUVER BC V6C 4N7 CANADA

Last Name, First Name, Middle Name:
NIELSEN, THOMAS

Mailing Address:	Delivery Address:
45 ELM AVENUE SAN ANSELMO CA 94960 UNITED STATES	45 ELM AVENUE SAN ANSELMO CA 94960 UNITED STATES

Last Name, First Name, Middle Name:
Brownstein, Scott Alan

Mailing Address:	Delivery Address:
P.O. BOX 5228 ENGLEWOOD FL 34224 UNITED STATES	P.O. BOX 5228 ENGLEWOOD FL 34224 UNITED STATES

Last Name, First Name, Middle Name:
SCARTH, PETER

Mailing Address:	Delivery Address:
6471 MADRONA CRESCENT WEST VANCOUVER BC V7W 2J7 CANADA	6471 MADRONA CRESCENT WEST VANCOUVER BC V7W 2J7 CANADA

Last Name, First Name, Middle Name:
Rallo, Aaron

Mailing Address:	Delivery Address:
15127 N.E. 24TH STREET NO. 479 REDMOND WA 98052 UNITED STATES	425 CARRALL STREET 590 VANCOUVER BC V6B 6E3 CANADA

Last Name, First Name, Middle Name:
Hall, Kyle

Mailing Address:	**Delivery Address:**
16322 30B AVENUE SURREY BC V4B 4Z6 CANADA	425 CARRALL STREET #590 VANCOUVER BC V6B 6E3 CANADA

Last Name, First Name, Middle Name:
Chisholm, Robert

Mailing Address:	**Delivery Address:**
16308 36A AVENUE SURREY BC V3S 0X5 CANADA	16308 36A AVENUE SURREY BC V3S 0X5 CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

March 24, 2005
March 6, 2008

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached